UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2012

RICHFIELD OIL & GAS COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-54576	35-2407100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 W. South Temple, Suite 1050
Salt Lake City, UT 84101
      (Address of principal executive offices)

(801) 519-8500
  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 10, 2012, the Board of Directors (“Board”) of Richfield Oil & Gas Company (the “Company”) appointed Thomas R. Grimm, age 68, as a director.

To date, the Board has not organized any committees, and as such, Mr. Grimm has not been appointed to serve on any committee of the Board. In addition, Mr. Grimm was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and Mr. Grimm has not entered into any related party transactions.

Mr. Grimm brings many years of top-level business and entrepreneurial experience to the Company’s Board. From 1998 to 2002, Mr. Grimm served as: President and CEO of Sam’s Club as well as Executive Vice President of Wal-Mart Stores Inc., based in Bentonville, Arkansas. Mr. Grimm served as the CEO of Pace Membership Warehouse, a subsidiary of Kmart Stores Inc., based in Denver, Colorado. From 1982 to 1990, Mr. Grimm was the founder, President and CEO of Price Savers Membership Warehouse, based in Salt Lake City, Utah, which achieved one billion dollars in sales in its last year prior to being acquired by Kmart Stores Inc. Mr. Grimm has also worked with companies such as: Target Stores, a division of Dayton Hudson; Venture Stores, a division of May Company; and Medi-Mart, a division of Stop N Shop Companies. From 2004 to 2005, Mr. Grimm served as the CEO of Naartjie Custom Kids, a children’s clothing store. Since 2008, Mr. Grimm has been a Partner in RST LLC, which supplies products to the online sales divisions of companies such as Costco, Amazon, Overstock, Home Depot and many others. RST LLC also operates two websites, Flowwall.com and RSToutdoors.com. Tom is a graduate of Weber State University.

Mr. Grimm received 100,000 shares of the Company’s common stock upon the joining of the Board. In addition, Mr. Grimm will be compensated for his service on the Board on the same basis as each of the Company’s other directors. The directors of the Company are compensated with an annual stipend of $50,000 paid in quarterly installments either in cash or common stock of the Company at the discretion of the Board. Independent directors are also eligible to participate in the annual stock incentive program.

A more detailed description of compensation of directors of the Company was previously reported in the Company’s registration statement on Form 10 filed with the Securities Exchange Commission on December 30, 2011, as amended, and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The list of exhibits in the Exhibit Index is incorporated herein by reference.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHFIELD OIL & GAS COMPANY

By	/s/ Douglas C. Hewitt, Sr.
Douglas C. Hewitt, Sr.
Chief Executive Officer

Date	December 11, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 10, 2012